UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

THE BANK OF NEW YORK MELLON CORPORATION

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Liberty Street, New York, New York		10286
(Address of principal executive offices)		(Zip Code)

(212) 495-1784

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

Upon issuance of the Series F Noncumulative Perpetual Preferred Stock, liquidation preference $100,000 per share, par value $0.01 per share (the “Series F Preferred Stock”) by The Bank of New York Mellon Corporation (the “Registrant”) on August 1, 2016, the ability of the Registrant to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Registrant that rank junior to the Series F Preferred Stock will be subject to certain restrictions in the event that the Registrant does not declare and pay (or set aside) dividends on the Series F Preferred Stock for the last preceding dividend period. The terms of the Series F Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2016, the Registrant filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series F Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On July 25, 2016, the Registrant entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and BNY Mellon Capital Markets, LLC, as representatives of the several underwriters listed therein (the “Underwriters”), relating to the public offering (the “Offering”) of 1,000,000 depositary shares (the “Depositary Shares”), each representing a 1/100th interest in a share of the Series F Preferred Stock. The Underwriting Agreement contains various representations, warranties and agreements by the Registrant, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registrant’s registration statement on Form S-3 (File No. 333-209450) (the “Registration Statement”) and such exhibit is hereby incorporated by reference into the Registration Statement.

A copy of the opinion of Kathleen B. McCabe, Chief Securities Counsel of the Registrant, relating to the legality of the issuance and sale of Series F Preferred Stock is attached as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 5.1 and 23.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

The Deposit Agreement, dated as of July 29, 2016 (the “Deposit Agreement”), by and among the Registrant, Computershare Inc. and Computershare Trust Company, N.A., as joint depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The form of certificate representing the Series F Preferred Stock and the form of depositary receipt representing the Depositary Shares are filed and included as Exhibit A and Exhibit B, respectively, to the Deposit Agreement and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 25, 2016, by and among the Registrant and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and BNY Mellon Capital Markets, LLC, as representatives of the several underwriters listed therein.

3.1	Certificate of Designations of the Registrant with respect to the Series F Preferred Stock, dated July 29, 2016, filed with the Secretary of State of the State of Delaware and effective July 29, 2016.

4.1	Deposit Agreement, dated as of July 29, 2016, by and among the Registrant, Computershare Inc. and Computershare Trust Company, N.A., as joint depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of certificate representing the Series F Preferred Stock (included as Exhibit A to Exhibit 4.1).

4.3	Form of depositary receipt representing the Depositary Shares (included as Exhibit B to Exhibit 4.1).

5.1	Opinion of Kathleen B. McCabe, Chief Securities Counsel of the Registrant.

23.1	Consent of Kathleen B. McCabe, Chief Securities Counsel of the Registrant (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: August 1, 2016	By:	/s/ Craig T. Beazer
Name: Craig T. Beazer
Title: Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated July 25, 2016, by and among the Registrant and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and BNY Mellon Capital Markets, LLC, as representatives of the several underwriters listed therein.	Filed herewith.

3.1	Certificate of Designations of the Registrant with respect to the Series F Preferred Stock, dated July 29, 2016, filed with the Secretary of State of the State of Delaware and effective July 29, 2016.	Filed herewith.

4.1	Deposit Agreement, dated as of July 29, 2016, by and among the Registrant, Computershare Inc. and Computershare Trust Company, N.A., as joint depositary, and the holders from time to time of the depositary receipts described therein.	Filed herewith.

4.2	Form of certificate representing the Series F Preferred Stock.	Included as Exhibit A to Exhibit 4.1.

4.3	Form of depositary receipt representing the Depositary Shares.	Included as Exhibit B to Exhibit 4.1.

5.1	Opinion of Kathleen B. McCabe, Chief Securities Counsel of the Registrant.	Filed herewith.

23.1	Consent of Kathleen B. McCabe, Chief Securities Counsel of the Registrant.	Included in Exhibit 5.1.